     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY __, 2000

                                PROXY STATEMENT
                             FILED ON SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                        ENSTAR INCOME PROGRAM II-1, L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        ENSTAR INCOME PROGRAM II-1, L.P.

                       12444 POWERSCOURT DRIVE, SUITE 100
                           ST. LOUIS, MISSOURI 63131
                                 (314) 543-2389


                                                                   July 28, 2000


Dear Enstar Income Program II-1, L.P. Unitholder:

                  MILLENIUM EXTENDS TIME FOR SOLICITATION AND
                INCREASES ITS COSTS, WHICH IT MAY ASK YOU TO PAY

     EXTEND FOR WHAT REASON? Millenium failed to receive the necessary votes. Millenium Management LLC has announced an extension of its Solicitation of Consent. The solicitation period is now due to expire on August 9, 2000. It further announced that it has hired a proxy solicitor to assist Millenium in obtaining votes, and that it may ask the Partnership to assume the cost involved in the Consent Solicitation.


     DOES MILLENIUM HAVE A PLAN FOR LIQUIDATION OF ASSETS? No such plan has been divulged to the General Partner. We are still waiting for Millenium to present a Liquidating Plan, together with a description of the services that Millenium believes it will provide as Liquidating Trustee, and the costs it intends to charge our Partnership for such services, if any.


     WHY NOT ALL THE FACTS? Millenium did not tell the Limited Partners of the result of its solicitation efforts to date. We believe that the Limited Partners should receive this information before they again are asked to send Solicitation Consents to Millenium, especially when they may be asked to pay the costs of such solicitation.

     WHO IS BETTER ABLE TO EFFECTUATE A SALE? It is our belief that the sale of the cable systems and liquidation of the Partnership's assets should be entrusted to your General Partner. A sale is in the process of being accomplished by your General Partner, and, in our opinion, it will be more effectively consummated by your General Partner than by any liquidating trustee. To date, over 20% of the cable customers of the fourteen Enstar partnerships are under a signed contract for the sale of their respective cable systems. The remaining cable systems, including the cable system owned by your partnership, are presently covered by a Letter of Intent, and the General Partner is currently negotiating a contract with the potential buyer.

     WE AGAIN ASK YOU TO VOTE "NO" TO MILLENIUM'S PROPOSAL. You can effectively vote "No" by not returning the Consent Solicitation to Millenium. A defeat of this proposal will save your Partnership the cost of Millenium's solicitations and, in our opinion, will be in the best interest of the Partnership.

     CHANGE OF VOTE If you have already mailed a "YES" to Millenium's Consent Solicitation, and wish to change your vote to "NO", please execute the enclosed Notice of Revocation of Consent, and return it to us in the pre-addressed envelope. You have the right to change your vote at any time prior to the expiration date set by Millenium. We will forward your signed Notice of Revocation to Millenium before the expiration of the extended period.

     If you have any questions, please be sure to call us at (314) 543-2389 and ask for Carol Wolf, our Manager of Partnership Relations, or for me.

     On behalf of the Partnership.

                                          Sincerely,

                                          /s/ Ralph G. Kelly

                                          Ralph G. Kelly
                                          Senior Vice President -- Treasurer
                                          Enstar Communications Corporation
                                          General Partner

Certain statements made herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are indicated by words such as "believes," "will" and similar words or phrases. Such statements are based on current expectations and are subject to risks, uncertainties and assumptions. Should one of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Factors that could cause actual results to differ materially from those in our forward-looking statements include a failure to enter into or consummate a definitive sale agreement due to regulatory obstacles, lack of required consents, a downturn in the cable industry or other factors, some of which may be beyond our control.

                        ENSTAR INCOME PROGRAM II-1, L.P.
               A GEORGIA LIMITED PARTNERSHIP (THE "PARTNERSHIP")

               NOTICE OF REVOCATION OF CONSENT OF LIMITED PARTNER

To:  Millenium Management, LLC
     199 South Los Robles Avenue, Suite 440
     Pasadena, CA 91101

The undersigned, having heretofore delivered a Consent to Millenium Management, LLC, hereby revokes such Consent in its entirety, and further revokes its appointment of Millenium Management, LLC as his/her attorney-in-fact, as provided in the Consent Solicitation Statement provided by Millenium Management, LLC.

Dated: __________, 2000.
                                                      -----------------------------------------------------
(Important -- please fill in)                         Signature of record owner

                                                      -----------------------------------------------------
                                                      Signature of co-owner, if any

                                                      -----------------------------------------------------
                                                      Telephone Number

                                                      -----------------------------------------------------
                                                      Number of Partnership Units

    (Please sign exactly as your name appears on the Partnership's records. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians, corporation officers or others acting in representative capacity should indicate the capacity in which they sign and should give FULL title, and submit appropriate evidence of authority to execute the Consent.)

                      THIS NOTICE OF REVOCATION OF CONSENT
                                IS SOLICITED BY
                       ENSTAR COMMUNICATIONS CORPORATION,
                              THE GENERAL PARTNER.

     THIS NOTICE OF REVOCATION WILL BE VALID FROM THE DATE OF ITS EXECUTION
                               UNTIL DULY REVOKED